               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                   KELLSTROM INDUSTRIES, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                           KELLSTROM INDUSTRIES, INC.
                             14000 N.W. 4TH STREET
                             SUNRISE, FLORIDA 33325

Dear Stockholder:

     You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held on August 28, 1997 at 10:00 A.M., local time, at the executive offices of the Company, located at 14000 N.W. 4th Street, Sunrise, Florida 33325.

     The formal Notice of Meeting and the accompanying Proxy Statement set forth proposals for your consideration this year. You are being asked to elect two directors and to ratify the reappointment of KPMG Peat Marwick LLP as the independent certified public accountants of the Company.

     At the meeting, the Board of Directors will also report on the affairs of the Company, and a discussion period will be provided for questions and comments of general interest to stockholders.

     We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you are able to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign, date and mail, at your earliest convenience, the enclosed proxy in the envelope provided for your use.

     Thank you for your cooperation.

                                          Very truly yours,

                                          /s/ ZIVI R. NEDIVI

                                          ZIVI R. NEDIVI
                                          Chief Executive Officer and President

July 28, 1997

                           KELLSTROM INDUSTRIES, INC.
                             14000 N.W. 4TH STREET
                             SUNRISE, FLORIDA 33325

                          ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          ------------------------

                                AUGUST 28, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of KELLSTROM INDUSTRIES, INC. (the 'Company') will be held on August 28, 1997 at 10:00 A.M., local time, at the executive offices of the Company, located at 14000 N.W. 4th Street, Sunrise, Florida 33325 for the following purposes:

          (1) To elect two directors to serve for the two ensuing years.

          (2) To consider and act upon a proposal to ratify the reappointment of KPMG Peat Marwick LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 1997.

          (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on July 11, 1997 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, EACH STOCKHOLDER IS URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. No postage is required if the proxy is mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

                                          By order of the Board of Directors,

                                          /s/ ANTHONY MOTISI


                                          ANTHONY MOTISI
                                          Secretary

July 28, 1997

                           KELLSTROM INDUSTRIES, INC.
                             14000 N.W. 4TH STREET
                             SUNRISE, FLORIDA 33325
                    ---------------------------------------
                                PROXY STATEMENT
                    ---------------------------------------

                              GENERAL INFORMATION

GENERAL

     This Proxy Statement (first mailed to stockholders on or about July 28, 1997) is furnished to the holders of Common Stock, par value $.001 per share (the 'Common Stock'), of Kellstrom Industries, Inc. (the 'Company') in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders (the 'Annual Meeting'), or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held on August 28, 1997, at 10:00 A.M., local time, at the executive offices of the Company at 14000 N.W. 4th Street, Sunrise, Florida 33325.

     It is proposed that at the Annual Meeting: (i) two directors will be elected, and (ii) the reappointment of KPMG Peat Marwick LLP as the independent certified public accountants of the Company for the fiscal year ending December 31, 1997 will be ratified.

     Management currently is not aware of any other matters which will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

     Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company. Proxies will be solicited chiefly by mail; however, certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock.

REVOCABILITY AND VOTING OF PROXY

     A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Unless otherwise indicated on the form of proxy, shares of Common Stock represented by any proxy in the enclosed form, assuming the proxy is properly executed and received by the Company prior to the Annual Meeting, will be voted with respect to the following items on the agenda: (i) the election of each of the nominees for director as shown on the form of proxy, and
(ii) the reappointment of KPMG Peat Marwick LLP as the independent certified public accountants of the Company.

     Stockholders may revoke the authority granted by their execution of a proxy at any time prior to the effective exercise of the powers conferred by that proxy, by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting. Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified in such proxies. If no specifications are given, the proxies intend to vote the shares represented thereby 'for' the election of each of the nominees for director as shown on the form of proxy, 'for' the ratification of the reappointment of KPMG Peat Marwick LLP as the independent certified public accountants of the Company, and in accordance with their best judgment on any other matters which may properly come before the meeting.

RECORD DATE AND VOTING RIGHTS

     On July 11, 1997, there were 7,852,081 shares of Common Stock outstanding, each of which is entitled to one vote upon each of the matters to be presented at the Annual Meeting. Only stockholders of record at the close of business on July 11, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted with respect to the specific matter being voted upon. 'Broker non-votes' are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.

     The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of the reappointment of KPMG Peat Marwick LLP.

                    BENEFICIAL OWNERSHIP OF COMMON STOCK BY
                      CERTAIN STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information as of July 11, 1997 regarding the beneficial ownership of the Company's Common Stock by (i) each stockholder known to the Company to beneficially own more than five percent (5%) of such Common Stock, (ii) each director and certain executive officers and
(iii) all directors and officers as a group:

                                                                                                         PERCENTAGE
                                                                                           NUMBER OF    BENEFICIALLY
                                 PRINCIPAL STOCKHOLDERS                                     SHARES        OWNED(%)
----------------------------------------------------------------------------------------   ---------    ------------
Yoav Stern(1)...........................................................................    186,250         2.37
Zivi R. Nedivi(1)(2)....................................................................    217,651         2.77
David Jan Mitchell......................................................................     75,137          .96
Thomas McMillen.........................................................................      3,600          .05
John S. Gleason(3)......................................................................     34,500          .44
Paul F. Steele..........................................................................      6,600          .08
Anthony Motisi(4).......................................................................      7,500          .10
Michael W. Wallace......................................................................      1,900          .02
Estate of Joram D. Rosenfeld(1)(5) .....................................................    107,500         1.37
  c/o Exodus
  360 East 88th Street, #41B
  New York, NY 10128
Delaware Management Company, Inc.(6) ...................................................    413,900         5.27
  2005 Market Street
  Philadelphia, PA 19103
Jeffrey Schwarz(7) .....................................................................    435,858         5.55
  660 Madison Avenue
  20th Floor
  New York, NY 10021
Karen Finerman(7) ......................................................................    435,858         5.55
  660 Madison Avenue
  20th Floor
  New York, NY 10021
All officers and directors as a group (10 persons)(8)...................................    529,538         6.74

------------

(1) Each of Messrs. Yoav Stern ('Stern') and Zivi R. Nedivi ('Nedivi') and the Estate of Joram D. Rosenfeld may be deemed to be a member of a group for the purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended, by virtue of a stockholders' agreement entered into by Messrs. Stern, Nedivi and Joram D. Rosenfeld on August 24, 1995, as amended. Each party thereto agreed not to sell, encumber or otherwise dispose of the stock of the Company beneficially owned by him except in accordance with the terms of said agreement. As members of a group, each

                                              (footnotes continued on next page)

(footnotes continued from previous page) may be deemed to share the voting power with respect to the shares owned by all three, or 511,401 shares, which represents 6.82% of the shares outstanding. In addition, Messrs. Nedivi and Stern have agreed in principle, to contribute 181,818 shares and 156,250 shares of Common Stock of the Company, respectively, to Helix Capital II, L.L.C., a merchant banking firm (together with related companies, 'Helix'), in which Nedivi and Stern have controlling interests.

(2) Includes 16,333 shares issuable upon the exercise of options to purchase Common Stock, which options are exercisable within 60 days.

(3) Includes 10,000 shares issuable upon the exercise of options to purchase Common Stock, which options are exercisable within 60 days and 10,000 shares issuable upon the exercise of warrants which are currently exercisable.

(4) Includes 4,500 shares issuable upon the exercise of options to purchase Common Stock, which options are exercisable within 60 days.

(5) Mr. Rosenfeld, a former Co-Chairman and director of the Company, died on February 19, 1997.

(6) According to a Schedule 13G filed February 12, 1997 by Delaware Management Company, Inc. ('Management') and Delaware Management Holdings. Inc. ('Holdings'). Management is an investment advisor, the parent company of which is Holdings.

(7) Following is information included in a Schedule 13D filed jointly on June 30, 1995, as amended on January 11, 1996 and January 21, 1997 by Jeffrey Schwarz, Karen Finerman, Bedford Falls Investors, L.P. ('Bedford'), Metropolitan Capital Advisors, L.P. ('Metropolitan L.P.'), Metropolitan Capital Advisors, Inc. ('Metropolitan, Inc.'), Metropolitan Capital Partners II, L.P. ('Metropolitan Partners') and KJ Advisors, Inc. ('KJ'):
    Metropolitan Inc. is the sole general partner of Metropolitan L.P., which is in turn the sole general partner of Bedford. KJ is the sole general partner of Metropolitan Partners. Bedford is the beneficial owner of 353,840 shares of Common Stock, 50,625 of which may be acquired upon exercise of currently exercisable warrants; Metropolitan L.P. is the beneficial owner of the shares of Common Stock owned by Bedford, as general partner of Bedford, and has purchased currently exercisable warrants to purchase 4,375 shares of Common Stock. Metropolitan Inc. beneficially owns 358,215 shares of Common Stock as general partner of Metropolitan L.P. KJ beneficially owns 38,018 shares of Common Stock, of which 4,375 shares may be acquired upon the exercise of currently exercisable warrants, as general partner of Metropolitan Partners, which beneficially owns such shares. Jeffrey Schwarz may be deemed the beneficial owner of 396,233 shares of Common Stock as a result of his being a director, executive officer and stockholder of each of Metropolitan, Inc. and KJ. Mr. Schwarz may also be deemed the beneficial owner of an additional 39,625 shares of Common Stock by virtue of his position as a director, executive officer and stockholder of a corporation which, through an affiliate, may be deemed to have beneficial ownership of securities held by a foreign investment entity. Accordingly, Mr. Schwarz may be deemed to be the beneficial owner of a total of 435,858 shares of Common Stock, 70,000 of which may be acquired upon exercise of currently exercisable warrants. Jeffrey Schwarz does not beneficially own any shares of Common Stock other than through such positions. Karen Finerman may be deemed the beneficial owner of 435,858 shares of Common Stock as a result of her being a director, executive officer and/or stockholder of each of the entities described in the Schedule 13D, as amended, which directly or indirectly serve as general partners, or investment advisors to the owners of Common Stock. Karen Finerman does not beneficially own any shares of Common Stock other than through such positions.

(8) 35,333 shares are issuable upon the exercise of options to purchase Common Stock, which options are exercisable within 60 days and 10,000 shares are issuable upon the exercise of warrants which are currently exercisable.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     The Board is divided into two classes, each of which serves for a term of two years, with only one class of directors being elected in each year. The term of office of the first class of directors, presently consisting of David Jan Mitchell and Thomas McMillen, will expire at the Annual Meeting, and the term of office of the other class of directors, presently consisting of John S. Gleason, Zivi R. Nedivi and Yoav Stern, will expire at the next succeeding annual meeting of stockholders. In each case, a director will hold office until the next annual meeting of stockholders at which his class of directors is to be elected.

     Unless otherwise specified, the enclosed proxy will be voted in favor of Messrs. Mitchell and McMillen (each of whom is currently a director of the Company) to serve until the second succeeding annual meeting of stockholders and until their respective successors shall have been duly elected and qualified. If either of these nominees becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. Both nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that either of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

     The following information is furnished with respect to each of the nominees for election as a director and each member of the Board of Directors whose term of office will continue after the Annual Meeting:

                                              YEAR FIRST
                             CLASS OF           BECAME
          NOMINEE            DIRECTOR   AGE    DIRECTOR          PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
---------------------------  --------   ---   ----------   -----------------------------------------------------------
Thomas McMillen............      I      44       1996      Thomas McMillen has served as a director since October
                                                             1996. Mr. McMillen served three consecutive terms in the
                                                             U.S. House of Representatives from the Fourth
                                                             Congressional District of Maryland (1987 to 1993), and is
                                                             currently Chairman and CEO of Complete Wellness Centers,
                                                             Inc., a physician practice management company, since
                                                             November 1994. He served as Chief Administrative Officer
                                                             of CliniCorp., Inc., an owner and operator of
                                                             chiropractic clinics, from November 1993 to March 1994.
                                                             While in Congress, Mr. McMillen served on the
                                                             Transportation, Aviation & Materials Subcommittee of the
                                                             Science, Space & Technology Committee, as well as on the
                                                             Energy and Commerce Committee. Mr. McMillen serves on the
                                                             Boards of Directors of a number of public companies,
                                                             including Commodore Applied Technologies, Inc., North
                                                             Atlantic Acquisition Corp. I and UC Television Network
                                                             Company. He is a member of the Board of Visitors of the
                                                             University of Maryland School of Public Affairs and is
                                                             National Chairman of the University of Maryland
                                                             President's Club. He is an Advisory Council Member of the
                                                             Paul Nitze School of Advanced International Studies of
                                                             the Johns Hopkins University and is a member of the Board
                                                             of Directors of the International Visitors Center. He
                                                             also serves on the Democratic National Committee's
                                                             Business Council. Since 1993, Mr. McMillen has, at the
                                                             request of President Clinton, co-chaired the President's
                                                             Council on Physical Fitness and Sports. Mr. McMillen
                                                             received a B.S., Phi Beta Kappa, in Chemistry in 1974
                                                             from the University of Maryland and was also a Rhodes
                                                             Scholar.
David Jan Mitchell.........      I      35       1993      Since January 1991, Mr. Mitchell has been the President of
                                                             Mitchell & Company, a New York-based merchant banking
                                                             company he founded. Mitchell & Company is engaged in
                                                             venture capital

                                              YEAR FIRST
                             CLASS OF           BECAME
          NOMINEE            DIRECTOR   AGE    DIRECTOR          PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
---------------------------  --------   ---   ----------   -----------------------------------------------------------
                                                             investments and financing. Since August 1994, Mr.
                                                             Mitchell has served as a director of Holmes Protection
                                                             Group, a publicly traded security alarm system company,
                                                             and since March 1995 has served as a director of Bogen
                                                             International, Inc. ('Bogen'). Mr. Mitchell serves as a
                                                             director of several private companies, including
                                                             Madah-Com Inc., an Israeli-based company involved in
                                                             sound transmission and First Home, a company that markets
                                                             houses developed for first time homeowners. Mr. Mitchell
                                                             also serves as President of AmeriCash LLC, a national
                                                             network of automated teller machines in non-bank
                                                             locations.
Yoav Stern.................     II      43       1993      Yoav Stern is the Chairman of the Board and a director of
                                                             the Company. Mr. Stern is a principal of Helix. From the
                                                             Company's inception until June 22, 1995, Mr. Stern was
                                                             the Co-Chief Executive Officer and Co-President of the
                                                             Company. Mr. Stern has been a director of the Company
                                                             since its inception. Mr. Stern was a Co-CEO of European
                                                             Gateway Acquisition Corporation ('EGAC') since March
                                                             1995. EGAC acquired Bogen Communications, Inc. and
                                                             changed its name to Bogen in August 1995. Bogen's shares
                                                             are traded on the American Stock Exchange. Since that
                                                             time, Mr. Stern has served as a director and member of
                                                             the executive committee of Bogen. From February 1994 to
                                                             April 1995, Mr. Stern served as a director of Random
                                                             Access, Inc., a public company traded on the Nasdaq
                                                             National Market, which is engaged in the information
                                                             technology business. From January 1993 to September 1993,
                                                             Mr. Stern was President and a director of WordStar
                                                             International, Inc. ('WordStar'), which is engaged in
                                                             research and development and worldwide marketing and
                                                             distribution of software for business and consumer
                                                             applications. Mr. Stern structured the business
                                                             combination of WordStar with two other public companies,
                                                             after which WordStar changed its name to SoftKey
                                                             International, Inc. ('SoftKey'). SoftKey is traded on the
                                                             Nasdaq National Market. Mr. Stern is currently a director
                                                             of, and a consultant to, SoftKey. From March 1990 to
                                                             December 1992, Mr. Stern was Vice President of Business
                                                             Development of Elron Electronic Industries Ltd.
                                                             ('Elron'), a multinational high-technology public holding
                                                             company based in Israel. Elron's aggregate revenues,
                                                             generated through its affiliated companies, exceeded $1.2
                                                             billion in 1996. Elron is engaged in operating and
                                                             investing in companies in the technology-led industry,
                                                             including medical diagnostic imaging, advanced defense
                                                             electronics, data communication, manufacturing
                                                             automation, semiconductor and software products, and
                                                             sophisticated productivity tools. Elron is traded on both
                                                             the Nasdaq National Market and Tel Aviv Stock Exchange.
                                                             From August 1988 to February 1990, Mr. Stern was director
                                                             of Business Development at Keter Plastics Ltd., a private
                                                             company engaged in the manufacturer of injection molded
                                                             plastic products. From December 1988 to February 1990, he
                                                             was the President, Chief Executive Officer and a director
                                                             of Lipski Ltd., an Israel company traded on the Tel Aviv
                                                             Stock


                                              YEAR FIRST
                             CLASS OF           BECAME
          NOMINEE            DIRECTOR   AGE    DIRECTOR          PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
---------------------------  --------   ---   ----------   -----------------------------------------------------------
                                                             Exchange, which is engaged in the development, production
                                                             and marketing of injection molded plastic products. From
                                                             January 1985 to June 1988, he was founder, President and
                                                             Chief Executive Officer of Co/Rent Computer Rentals, a
                                                             private company based in Canada, active in the rental of
                                                             microcomputers. From February 1973 to December 1983, Mr.
                                                             Stern served in the Israeli Air Force as a fighter pilot,
                                                             avionic systems officer, commander of Operational
                                                             Training Unit and a Deputy Squadron Commander. Mr. Stern
                                                             earned a Practical Engineering Diploma in advance
                                                             mechanics and automation from ORT Technological College,
                                                             Israel, graduated from the Israel Air Force Academy and
                                                             earned a B.S. degree in Mathematics and Computer Science
                                                             from Tel Aviv University.
Zivi R. Nedivi.............     II      39       1995      Zivi R. Nedivi has been the Chief Executive Officer and a
                                                             director of the Company since June 22, 1995. Mr. Nedivi
                                                             was the founder, President and Chief Executive Officer of
                                                             Kellstrom Industries, Inc., an indirectly wholly-owned
                                                             subsidiary of Rada Electronic Industries Ltd. ('Rada'),
                                                             from its establishment in 1990 until June 1995. From
                                                             September 1994 until June 1995. Mr. Nedivi also served as
                                                             Corporate Vice President of Rada, a public company traded
                                                             on the Nasdaq National Market which is engaged in the
                                                             business of avionics for the commercial and military
                                                             aviation industries. From October 1984 to September 1990,
                                                             Mr. Nedivi was co-founder and General Manager of Maakav
                                                             Ltd., a private aviation management company based in
                                                             Israel. Maakav represented certain American companies in
                                                             Israel, including companies active in the distribution of
                                                             aircraft parts. From February 1986 until October 1990 Mr.
                                                             Nedivi was also co-founder and director of NBC Aviation
                                                             Inc., a private company based in Texas active in the sale
                                                             of commercial jet engines and related components. A
                                                             graduate of the Israel Air Force Academy, Mr. Nedivi
                                                             served in the Israel Air Force as an F-15 fighter pilot
                                                             for seven years and held the rank of Major. He also
                                                             served as a Human Engineering Consultant to Israel
                                                             Aircraft Industries Ltd. on the Lavi fighter aircraft
                                                             program.
John S. Gleason............     II      47       1997      John S. Gleason joined the Company in July 1995 as its
                                                             Chief Financial Officer and was appointed Treasurer in
                                                             August 1995 and Executive Vice President in January 1997.
                                                             From January 1986 until July 1995, Mr. Gleason served as
                                                             the Vice President of Finance of International Aircraft
                                                             Support L.P. ('IASI'), a seller of new and used aircraft
                                                             engine parts. Mr. Gleason was also responsible for
                                                             buying, selling and leasing IASI's commercial jet engines
                                                             on a worldwide basis, as well as the procurement of jet
                                                             engine inventory consignment arrangements. Mr. Gleason is
                                                             a Florida and California Certified Public Accountant and
                                                             earned a B.S. degree in accounting from Florida Atlantic
                                                             University in 1971.

                               BOARD OF DIRECTORS

     Meetings of the Board. The Board holds meetings when necessary and otherwise acts by unanimous written consent. Before each Board or Committee meeting, directors are furnished with an agenda and background materials relating to matters to be discussed. During 1996, there were five (5) Board meetings. In addition, the Board took action by unanimous written consent on five (5) occasions during 1996. All current directors attended more than 75% of the meetings of the Board and of committees of the Board on which they served. Joram D. Rosenfeld was absent from four (4) meetings due to illness. John S. Gleason was appointed on July 17, 1997 to fill the vacancy in Class II of the Board resulting from Joram D. Rosenfeld's death.

     The Executive Committee and the Audit Committee are the standing committees of the Board of Directors, and may meet concurrently with the Board of Directors' meetings.

     Executive Committee. The Executive Committee has the responsibility, between meetings of the Board of Directors of the Company, to advise and aid the officers of the Company in all matters concerning the management of the business and, while the Board is not in session, has the power and authority of the Board to the fullest extent permitted under law. The Executive Committee met once in 1996. The members of the Committee are Yoav Stern and Zivi R. Nedivi.

     Audit Committee. The Audit Committee is responsible for providing assistance to the Board of Directors in fulfilling its responsibilities relating to corporate accounting and reporting practices and to maintain a direct line of communication between the directors and the independent accountants. It reviews the Company's system of internal audits, selects independent auditors, reviews the scope and results of the independent audit process and evaluates the adequacy of the Company's internal accounting procedures. The Audit Committee met once in 1996. The members of this Committee are Thomas McMillen, David Jan Mitchell and Yoav Stern.

VOTE REQUIRED

     The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of the directors.

     THE BOARD OF DIRECTORS DEEMS THE ELECTION AS DIRECTORS OF THE TWO NOMINEES LISTED ABOVE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE 'FOR' THE ELECTION OF EACH OF THESE NOMINEES.

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation for services rendered to the Company by the Chief Executive Officer and the Company's three most highly compensated executive officers who earned compensation in excess of $100,000 in 1996 (the 'Named Executives'). No other executive officer earned compensation in excess of $100,000 in 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM COMPENSATION
                                                                              ------------------------------------
                                                                                       AWARDS            PAYOUTS
                            ANNUAL COMPENSATION                               ------------------------  ----------
---------------------------------------------------------------------------   RESTRICTED    SECURITIES
                                     SALARY                 OTHER ANNUAL         STOCK      UNDERLYING     LTIP        ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR   ($)(1)    BONUS($)  COMPENSATION($)(2)   AWARD(S)($)   OPTIONS(#)  PAYOUTS($)  COMPENSATION($)
----------------------------  ----   -------   --------  ------------------   -----------   ----------  ----------  ---------------

Zivi R. Nedivi(3) ..........  1995    97,500   183,809         14,849              0           49,000        0               0
  Chief Executive Officer     1996   180,000   218,047              0              0          100,000        0           9,446(4)
  and President

John S. Gleason ............  1995    68,750    58,061          1,213              0           30,000        0               0
  Chief Financial Officer,    1996   150,000    60,557         10,819              0           50,000        0           1,224(5)
  Executive Vice President
  and Treasurer

Paul F. Steele .............  1995    56,875    55,446         11,234              0           13,500        0               0
  Vice President              1996   130,000    60,557              0              0           25,000        0          48,183(6)

Anthony Motisi .............  1995    40,625    55,466          4,507              0           13,500        0                0
  Vice President and          1996    78,000    48,466              0              0           25,000        0            4,562(7)
  Secretary



------------

(1) 1995 figures are salaries paid by the Company commencing on June 23, 1995 until December 31, 1995.

(2) Consisting of the use of a company vehicle and a premium allowance paid to a nonqualified corporate benefit program on behalf of each executive.

(3) Mr. Nedivi owns an interest in Helix Capital Services, L.L.C ('Helix Services'). Helix Services has entered into an engagement letter with the Company under which it receives a retainer and is entitled to certain transaction fees under certain circumstances. Mr. Nedivi receives no portion of the retainer payments to Helix Services, but it is anticipated that he will receive a portion of any transaction fees received by Helix Services from the Company. See 'Certain Relationships and Related Transactions'.

(4) Consisting of a $8,095 life insurance premium and a $1,351 holiday bonus.

(5) Consisting of a holiday bonus.

(6) Consisting of a loan of $35,436 to the employee that was forgiven, a $11,448 life insurance premium and a $1,299 holiday bonus.

(7) Consisting of a $3,360 life insurance premium and a $1,202 holiday bonus.

     The following table sets forth information concerning options granted in the last fiscal year to the Named Executives.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS
---------------------------------------------------------------------------------------------------------------------
                                                                        (C)
                                                 (B)             % OF TOTAL OPTIONS        (D)
                                        NUMBER OF SECURITIES         GRANTED TO        EXERCISE OR
                 (A)                     UNDERLYING OPTIONS         EMPLOYEES IN       BASE PRICE           (E)
                NAME                         GRANTED(#)             FISCAL YEAR          ($/SH)       EXPIRATION DATE
-------------------------------------   ---------------------    ------------------    -----------    ---------------

Zivi R. Nedivi.......................          100,000                  43.9               7.63        September 2006
John S. Gleason......................           50,000                  21.9               7.63        September 2006
Paul F. Steele.......................           25,000                  11                 7.63        September 2006
Anthony Motisi.......................           25,000                  11                 7.63        September 2006

     The following table sets forth information concerning the value of unexercised stock options at the end of the 1996 fiscal year for the Named
Executives:

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                                                      (D)                      (E)
                                                                                   NUMBER OF           VALUE OF UNEXERCISED
                                                                             SECURITIES UNDERLYING         IN-THE-MONEY
                                                  (B)             (C)         UNEXERCISED OPTIONS           OPTIONS AT
                   (A)                      SHARES ACQUIRED      VALUE           AT FY-END (#)            FY-END ($)(1)
                   NAME                     ON EXERCISE (#)   REALIZED ($)   EXERCISE/UNEXERCISABLE   EXERCISE/UNEXERCISABLE
------------------------------------------  ---------------   ------------   ----------------------   ----------------------
Zivi R. Nedivi............................         0                0            16,333/132,667           55,124/185,251
John S. Gleason...........................         0                0            10,000/ 70,000           33,750/105,000
Paul F. Steele............................         0                0             4,500/ 34,000           15,188/ 49,125
Anthony Motisi............................         0                0             4,500/ 34,000           15,188/ 49,125

     The Company had no long-term incentive plan awards granted as of December 31, 1996.

------------

(1) The value for an 'in-the-money' option represents the difference between the exercise price of the option and the closing price of the Common Stock on the Nasdaq SmallCap Market on December 31, 1996.

COMPENSATION OF DIRECTORS

     During 1996, the Company paid entities controlled by each of Yoav Stern and Joram D. Rosenfeld, an aggregate of $90,000 each, for services rendered by Messrs. Stern and Rosenfeld as Co-Chairmen of the Company's Board of Directors.

     The Company's Chief Executive Officer receives no additional cash compensation for service as a Director. All Directors are reimbursed for out-of-pocket expenses incurred in attending Board meetings. During 1996, (a) Messrs. Stern and McMillen were granted options to purchase 100,000 and 30,000 shares of Common Stock, respectively, under the Company's 1996 Stock Option Plan at an exercise price of $7 5/8; and (b) Mr. Mitchell was granted options to purchase 2,250 shares of Common Stock under the Company's 1995 Stock Option Plan at an exercise price of $7 5/8. See '1995 Stock Option Plan' and '1996 Stock Option Plan,' below.

EMPLOYMENT AGREEMENTS

     The Company entered into a seven-year management agreement, effective January 1, 1997, with East Shore Ventures, Inc. (the 'Manager'), of which Mr. Nedivi is President and sole shareholder. The agreement provides for an annual base fee of $240,000 and a bonus payable on the following terms: (i) if the Company achieves a target net income level which may be adjusted each year by the board (the 'Target'), then the Manager will receive a bonus of $240,000;
(ii) if the actual net income for the Company in any year exceeds the Target for such year, the Manager's bonus will increase by a corresponding percentage, provided that the bonus may not exceed $360,000; and
(iii) if the actual net income for the Company in any year is less than the Target for such year, the Manager's bonus will decrease by twice the corresponding percentage (so that if the actual net income for the Company is 50% or less of the Target, there will be no bonus paid). In addition, the management agreement provides that the manager will be paid severance of four months of the base fee if the Manager's services are terminated without cause, provided that upon a change of control Mr. Nedivi will be paid severance equal to twelve months of its base fee. A change of control is defined in the contract as (i) any transaction which results in the stockholders of the Company immediately before the transaction ceasing to own at least 51% of the voting stock or of the entity which results from the transaction, (ii) a merger, consolidation or other transaction where the Company is not the surviving entity or (iii) a disposition of all or substantially all of the assets of the Company. Under the terms of the management agreement, the Company maintains a life insurance policy on the life of Mr. Nedivi in the amount of $4 million, which is transferable without consideration to Mr. Nedivi after January 1, 1999. The management agreement may be terminated by mutual agreement between the Company and the Manager, or by either party upon sixty (60) days written notice.

     The Company entered into a five-year employment contract with Mr. Gleason, effective as of May 18, 1995 which was amended on February 14, 1997. The amended contract provides for an annual base salary of $190,000 and a bonus payable on the following terms: (i) if the Company achieves a target net income level which may be adjusted each year by the Board (the 'Gleason Target'), then Mr. Gleason will receive a bonus of $90,000; (ii) if the actual net income for the Company in any year exceeds the Gleason Target for such year, Mr. Gleason's bonus will increase by a corresponding percentage, provided that the bonus may not exceed $135,000; and (iii) if the actual net income for the Company in any year is less than the Gleason Target for such year. Mr. Gleason's bonus will decrease by twice the corresponding percentage (so that if the actual net income for the Company is 50% or less of the Gleason Target, there will be no bonus paid). In addition, the amended employment agreement provides for the grant of options (outside of the Company's 1996 Stock Option Plan) to purchase 100,000 shares of the Company's Common Stock subject to the approval of the Board of Directors. The employment agreement provides that Mr. Gleason will be paid severance of four months of his base salary if employment is terminated without cause, and that upon a change of control (as previously defined) Mr. Gleason will be paid severance equal to twelve months of his base salary. Moreover, the amended agreement provides that the Company will maintain a life insurance policy on the life of Mr. Gleason in the amount of $2 million which is transferable without consideration to Mr. Gleason after January 1, 1999. The agreement may be terminated by mutual agreement between the Company and Mr. Gleason, or by either party upon sixty (60) days written notice.

     The Company entered into a five-year employment contract with Mr. Steele, effective as of January 1, 1996, providing for an annual base salary of $130,000. Effective January 1, 1997, Mr. Steele's annual base salary increased to $160,000. The agreement also provides for a bonus payable on the following terms: (i) if the Company achieves a target net income level which may be adjusted each year by the Board (the 'Steele Target'), then Mr. Steele will receive a bonus of $50,000; (ii) if the actual net income for the Company in any year exceeds the Steele Target for such year, Mr. Steele's bonus will increase by a corresponding percentage, provided that the bonus may not exceed $75,000; and (iii) if the actual net income for the Company in any year is less than the Steele Target for such year, Mr. Steele's bonus will decrease by twice the corresponding percentage (so that if the actual net income for the Company is 50% or less of the Steele Target, there will be no bonus paid). If Mr. Steele's employment is terminated without cause, the employment agreement provides that Mr. Steele will be paid (i) to the extent not already paid, his salary through the date of such termination, (ii) a cash lump sum for any vacation days accrued but unused as of the date of termination and (iii) an amount equal to six months of Mr. Steele's base salary, provided that if termination is due to a change of control (as previously defined), Mr. Steele will be paid an amount equal to eight months of his base salary. The agreement may be terminated by mutual agreement between the Company and Mr. Steele, or by either party upon sixty (60) days written notice.

     The Company entered into an amended and restated five-year employment contract with Mr. Motisi on January 30, 1996, providing for annual base salary of $75,000. Effective January 1, 1997, Mr. Motisi's annual base salary increased to $100,000. The agreement also provides for a bonus payable on the following terms: (i) if the Company achieves a target net income level which may be adjusted each year by the Board (the 'Motisi Target'), then Mr. Motisi will receive a bonus of $40,000; (ii) if the actual net income for the Company in any year exceeds the Motisi Target for such year, Mr. Motisi's bonus will increase by a corresponding percentage, provided that the bonus may not exceed $60,000; and (iii) if the actual net income for the Company in any year is less than the Motisi Target for such year, Mr. Motisi's bonus will decrease by twice the corresponding percentage (so that if the actual net income for the Company is 50% or less of the Motisi Target, there will be no bonus paid). If Mr. Motisi's employment is terminated without cause, the employment agreement provides that Mr. Motisi will be paid (i) to the extent not already paid, his salary through the date of such termination, (ii) a cash lump sum for any vacation days accrued but unused as of the date of termination and (iii) an amount equal to six months of Mr. Motisi's base salary, provided that if termination is due to a change of control (as previously defined), Mr. Motisi will be paid an amount equal to eight months of Mr. Motisi's base salary. The agreement may be terminated by mutual agreement between the Company and Mr. Motisi, or by either party upon sixty (60) days written notice.

1995 STOCK OPTION PLAN

     On May 10, 1995, the Board adopted the 1995 Stock Option Plan, and on June 22, 1995, the Company's stockholders approved the 1995 Stock Option Plan. The purpose of the 1995 Stock Option Plan is to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent key employees, officers, directors and independent contractors for the Company and its subsidiaries. The 1995 Stock Option Plan provides for the granting of options to purchase or acquire, in the aggregate, up to 250,000 shares of Common Stock, with no individual to be granted options to purchase more than 100,000 shares of Common Stock during the ten year period from April 1994 through the tenth anniversary thereof. Options granted pursuant to the 1995 Stock Option Plan may be either incentive stock options ('ISOs') or non-qualified stock options ('NQSOs'). Shares of the Common Stock subject to options may be from shares held in the Company's treasury or from authorized and unissued shares.

     The 1995 Stock Option Plan is administered by either the Board, the Compensation Committee of the Board or another committee, if any, appointed by the Board (references in this discussion to the 'Committee' include the Board, the Compensation Committee or another committee appointed by the Board to the extent any of the foregoing administers the 1995 Stock Option Plan unless the context otherwise requires). If the 1995 Stock Option Plan is administered by a Committee (other than the Board or the Compensation Committee), such Committee will consist of at least two persons, each of whom is a 'disinterested person' within the meaning of Section 16(b) of the Exchange Act of 1934, as amended (the 'Exchange Act'), and if the Board so determines, an 'outside director' within the meaning of Section 162(m) of the Internal Revenue Code. The authority of the Committee will include, among other things, determining the persons to whom options are granted, the period of exercisability, the designation of options as ISOs or NQSOs and the other terms and provisions thereof.

     Options may be granted only to key employees, officers, directors and independent contractors of the Company or any subsidiary corporation of the Company, whether now existing or subsequently formed or acquired, provided, however, that ISOs may only be granted to key employees.

     The exercise price for each share subject to an option will not be less than the fair market value of the Common Stock on the date the option is granted. However, the exercise price per share of an ISO granted to any employee who, on the date of the grant, possesses more than 10% of the total combined voting power of all classes of stock of the Company (or of any subsidiary or parent corporation), will not be less than 110% of the fair market value of the shares of Common Stock on the date the ISO is granted.

1996 STOCK OPTION PLAN

     The 1996 Stock Option Plan was adopted by the Board on July 10, 1996 and approved by the Company's Stockholders on August 28, 1996. The 1996 Stock Option Plan is administered by the Board of Directors of the Company. The Board of Directors determines, among other things, the recipients of grants, whether a grant will consist of ISOs, NQSOs or stock appreciation rights ('SARs') (in tandem with an option or free-standing) or a combination thereof, and the number of shares to be subject to such options. ISOs may be granted only to officers and key employees of the Company and its subsidiaries. Nonqualified stock options and SARs may be granted to such officers and employees as well as to agents and directors of and consultants to the Company, whether or not otherwise employees of the Company.

     The Plan provides for the granting of ISOs to purchase the Company's Common Stock at not less than the fair market value on the date of the option grant and the granting of nonqualified options and SARs with any exercise price. SARs granted in tandem with an option have the same exercise price as the related option. The total number of shares with respect to which options and SARs may be granted under the Plan is currently 1,100,000. The Plan contains certain limitations applicable only to ISOs granted thereunder. To the extent that the aggregate fair market value, as of the date of grant, of the shares to which ISOs become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the option will be treated as a nonqualified option. In addition, if an optionee owns more than 10% of the total voting power of all classes of the Company's stock at the time the individual is granted an ISO, the option price per share cannot be less than 110% of the fair market value per share and the term of the ISO cannot exceed five years. No option or SAR may be granted under the Plan after July 9, 2006, and no option or SAR may be outstanding for more than ten years after its grant.

     Upon the exercise of an option, the holder must make payment of the full exercise price. Such payment may be made in cash, check or, under certain circumstances, in shares of any class of the Company's Common Stock, or any combination thereof. SARs, which give the holder the privilege of surrendering such rights for the appreciation in the Common Stock between the time of the grant and the surrender, may be settled, in the discretion of the Board or committee, as the case may be, in cash, Common Stock, or in any combination thereof. The exercise of an SAR granted in tandem with an option cancels the option to which it relates with respect to the same number of shares as to which the SAR was exercised. The exercise of an option cancels any related SAR with respect to the same number of shares as to which the option was exercised. Generally, options and SARs may be exercised while the recipient is performing services for the Company and within three months after termination of such services.

     The Plan may be terminated at any time by the Board of Directors, which may also amend the Plan, except that without stockholder approval, it may not increase the number of shares subject to the Plan or change the class of persons eligible to receive options under the Plan.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Securities Exchange Act requires the Company's executive officers, directors and beneficial owners of more than 10% of a class of the Company's stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the 'Commission') and Nasdaq. Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company during its most recent fiscal year, there were individuals subject to compliance reporting requirements under the Exchange Act who failed to file on a timely basis. Zivi R. Nedivi, John S. Gleason, Paul F. Steele, David Jan Mitchell, Yoav Stern and Anthony Motisi failed to file on a timely basis a Form 5, each reporting one exempt transaction during fiscal year 1996. Donald Reynolds, Fred von Husen, Ian McDonald and Thomas McMillen each failed to file on a timely basis a Form 3. Mr. Mitchell failed to file on a timely basis a Form 4 reporting one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On August 24, 1995, the Company entered into an agreement with Mr. Nedivi pursuant to which Mr. Nedivi purchased 181,818 shares of Common Stock at a purchase price of $1,000,000.

     During 1996, the Company paid Yoav Stern and Joram D. Rosenfeld, and in each case entities controlled by them, an aggregate of $90,000 each, for services rendered by Yoav Stern and Joram D. Rosenfeld as Co-Chairman of the Company's Board of Directors.

     The Company has engaged Helix Capital Services, L.L.C. ('Helix Services'), controlled by Messrs. Stern and Nedivi to act as the Company's exclusive financial advisor with respect to merger and acquisition transactions and as principal financial adviser with respect to other transactions for an initial term of eighteen months. Under the terms of the agreement, Helix Services receives a monthly retainer of $25,000 and a success fee to be determined by the Company on a per transaction basis, that is not lower than 2% of the aggregate consideration paid in connection with the applicable transaction. In addition, the terms of the engagement letter provide for an insurance policy in the amount of $3 million on the life of Mr. Stern which is transferable without consideration to Mr. Stern after two years. Payments under the engagement letter are in lieu of fees payable to Mr. Stern as Chairman of the Board. It is expected that most of the retainer will be paid by Helix Services to Mr. Stern. As a result of ownership interests held by Messrs. Stern and Nedivi in Helix Services, it is anticipated that a substantial portion of the transaction fees, if any, paid by the Company to Helix Services will, in turn, be distributed to Messrs. Stern and Nedivi.

     On January 15, 1997, the Company through a wholly owned subsidiary completed the acquisition of substantially all the assets and certain liabilities of International Aircraft Support, L.P. ('IASI'). The acquisition of IASI was partly financed from the proceeds of a $6,000,000 subordinated bridge loan ('Bridge Loan') according to an agreement as of January 9, 1997 by and among the Company, Bedford, Metropolitan L.P., Metropolitan Capital Advisors International Limited, Diversified Strategies Fund L.P., and Scoggin Capital Management L.P. (the 'Lenders'). As of April 15, 1997 the outstanding principal and interest of the Bridge Loan was fully paid to the Lenders by paying the total sum of $6,118,595 and issuing to Metropolitan a warrant to purchase 10,625 shares of Common Stock, at an exercise price of $10.00 per share.

     On February 25, 1997 The Board of Directors of the Company approved loans in the aggregate amount of $530,000, to certain officers and directors of the Company for the purposes of purchasing shares of Common Stock. The loans will be unsecured and payable over four years for employees or five years for directors at an interest rate based on the 'Applicable Federal Rate' at the time of the loan (6.1% per annum at February 25, 1997). Interest will be paid annually by officers and will accrue and be paid at maturity by directors. The loans will provide for mandatory prepayment if the officer or director sells any shares of the Company's Common Stock. As of February 25, 1997, the Board has approved loans to the following individuals:

                                                                                      AMOUNT OUTSTANDING
                                                                                            AS OF
                             NAME                                 PRINCIPAL AMOUNT      JULY 24, 1997
---------------------------------------------------------------   ----------------    ------------------
Zivi R. Nedivi.................................................       $150,000             $150,000
Yoav Stern.....................................................        150,000              150,000
John Gleason...................................................         50,000               50,000
Ian McDonald(1)................................................         50,000                    0
Thomas McMillen(2).............................................         50,000                    0
David Jan Mitchell.............................................         50,000                    0
Anthony Motisi.................................................         15,000               12,415
Fred von Husen.................................................         15,000                    0
                                                                  ----------------    ------------------
                                                                      $530,000             $362,415
                                                                  ----------------    ------------------
                                                                  ----------------    ------------------

------------

(1) In April 1997, Ian McDonald terminated his employment with the Company.

(2) Mr. McMillen borrowed $50,000 from the Company under the loan program (the 'McMillen Loan') and repaid the McMillen Loan on July 18, 1997 from the proceeds of a new loan in the amount of $50,000 from Barnett Bank, N.A. (the 'Bank Loan'). As an inducement to Barnett Bank, N.A. to extend the loan to Mr. McMillen, the Company agreed to guarantee the Bank Loan pursuant to a guaranty agreement (the 'Guaranty') dated July 18, 1997. Mr. McMillen has entered into a letter agreement with the Company pursuant to which he is obligated to (i) reimburse the Company for any amounts the Company is required to pay to Barnett Bank, N.A. under the Guaranty; (ii) prepay the Bank Loan from the net proceeds received by Mr. McMillen if he sells any shares of the Company's Common Stock; and (iii) pay to the Company on March 14, 1998 all interest accrued on the McMillen Loan from the date thereof through July 18, 1997. The Company also paid $2,175 of bank fees in connection with the Bank Loan.

                                 PROPOSAL NO. 2
                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The stockholders will be asked to ratify the appointment of KPMG Peat Marwick LLP as the independent certified public accountants of the Company for the fiscal year ending December 31, 1997. KPMG Peat Marwick LLP audited the financial statements of the Company for the fiscal year ended December 31, 1996. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE 'FOR' APPROVAL THEREOF.

                             STOCKHOLDER PROPOSALS

     All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company to be held in 1998 must be received by the Company no later than March 15, 1998 for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

                                          By order of the Board of Directors,

                                          /s/ ANTHONY MOTISI

                                          ANTHONY MOTISI
                                          Secretary

Dated: July 28, 1997

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: KELLSTROM INDUSTRIES, INC., ATTENTION: MICHAEL W. WALLACE; 14000 N.W. 4TH STREET, SUNRISE, FLORIDA 33325.

                           KELLSTROM INDUSTRIES, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 28, 1997

   Zivi R. Nedivi and John Gleason, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Kellstrom Industries, Inc. (the 'Company') held of record by the undersigned on July 11, 1997, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, August 28, 1997, at the executive offices of the Company, located at 14000 N.W. 4th Street, Sunrise, Florida 33325 and any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

   WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSAL NOS. 1 AND 2.

   1. Proposal No. 1 -- Election of Directors -- Nominees are: Thomas McMillen and David Jan Mitchell

[ ] FOR all listed nominees (except do not vote for the   [ ] WITHHOLD AUTHORITY to vote for the listed nominees.
    nominee(s) whose name(s) appear(s) below):

   _____________________________________________________________________________

   2. Proposal No. 2 -- The appointment of KPMG Peat Marwick LLP as the independent certified public accountants of the Company for the fiscal year ending December 31, 1997.

[ ] FOR                               [ ] AGAINST                           [ ] ABSTAIN

   Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

IMPORTANT: PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. EACH JOINT OWNER SHALL SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE AS SUCH. IF SIGNOR IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                                 Dated: _________________ , 1997
                                                 _______________________________
                                                 Signature
                                                 _______________________________
                                                 Signature if held jointly

                                                 THE ABOVE-SIGNED ACKNOWLEDGES
                                                 RECEIPT OF THE NOTICE OF ANNUAL
                                                 MEETING OF STOCKHOLDERS AND THE
                                                 PROXY STATEMENT FURNISHED
                                                 THEREWITH.

    PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.